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                                                                    EXHIBIT 12.2

                                  CERTIFICATION

I, James D. MacDonald, certify that:

1. I have reviewed this amendment to the annual report on Form 20-F/A of Metal Storm Limited (the "Report"); and

2. Based on my knowledge, this Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Report.

Date: April 29, 2005


                                        By:        /s/ JAMES D. MACDONALD
                                               -----------------------------
                                        Name:       James D. MacDonald
                                        Title:    Chief Financial Officer